UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 6, 2006

SBA Communications Corporation

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-30110	65-0716501
(Commission File Number)	(IRS Employer Identification No.)

5900 Broken Sound Parkway N.W. Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 995-7670

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 6, 2006, SBA Communications Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Sandler Capital Partners V, L.P., Sandler Capital Partners V FTE, L.P., SCP V FTE AAT, L.P. and SCP V Germany AAT, L.P. (together, the “Selling Shareholders”) and Lehman Brothers Inc., as the underwriter, pursuant to which the Selling Shareholders will sell to Lehman Brothers 1,500,000 shares of the Company’s Class A common stock, par value $.01 per share (the “Common Stock”), at $24.33 per share. The public offering price of the shares is $24.75. The shares are being issued and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (No. 333-133303) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission (“SEC”), and the Company’s prospectus, dated April 14, 2006, as supplemented by the Company’s prospectus supplement, dated July 6, 2006, as filed with the SEC. The Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties. The Underwriting Agreement is included as Exhibit 1.1 to this Form 8-K and is hereby incorporated by reference into the Registration Statement. The opinion of Akerman Senterfitt relating to the legality of the Common Stock to be sold by the Selling Shareholders in the offering is incorporated by reference to the Form 8-K, dated May 23, 2006, previously filed by the Company.

Lehman Brothers was the underwriter for the Company’s May 2005 and September 2005 offerings of shares of Common Stock and a representative for the underwriters for the May 2006 secondary offering of shares of Common Stock by AAT Holdings, LLC. An affiliate of Lehman Brothers is a lender under the Company’s $160 million senior revolving credit facility. In connection with these transactions, Lehman Brothers and/or its affiliates received customary fees for such services and certain of their expenses were reimbursed.

Item 9.01. Financial Statements and Exhibits.

Exhibits

1.1	Underwriting Agreement, dated July 6, 2006, by and among SBA Communications Corporation, Sandler Capital Partners V, L.P., Sandler Capital Partners V FTE, L.P., SCP V FTE AAT, L.P., SCP V Germany AAT, L.P. and Lehman Brothers Inc.

5.1	Opinion of Akerman Senterfitt (incorporated by reference to the Form 8-K, dated May 23, 2006, previously filed by SBA Communications Corporation).

23.1	Consent of Akerman Senterfitt (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 12, 2006	SBA COMMUNICATIONS CORPORATION

/s/ Anthony J. Macaione
Anthony J. Macaione
Chief Financial Officer

Exhibit Index

1.1	Underwriting Agreement, dated July 6, 2006, by and among SBA Communications Corporation, Sandler Capital Partners V, L.P., Sandler Capital Partners V FTE, L.P., SCP V FTE AAT, L.P., SCP V Germany AAT, L.P. and Lehman Brothers Inc.